EXHIBIT 32.1

NOVA STAR INNOVATIONS, INC.

CERTIFICATION OF PERIODIC REPORT
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

The undersigned executive officer of Nova Star Innovations, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

•	the annual report on Form 10-K of the Company for the year ended December 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2014	By:	/s/ Mark S. Clayton
Mark S. Clayton
Principal Executive Officer
Principal Financial Officer